UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

February 24, 2023
Date of Report (Date of earliest event reported)

Upstart Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39797	46-4332431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2950 S. Delaware Street, Suite 300
San Mateo, CA 94403
(Address of principal executive offices, including zip code)

(650) 204-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	UPST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2023, the Compensation Committee (“Compensation Committee”) of the board of directors of Upstart Holdings, Inc. (“Upstart”) approved the cancellation of a performance-based restricted stock unit award with respect to 687,500 shares of Upstart’s common stock (the “Performance Award”) that was granted to Paul Gu, Upstart’s co-founder, Chief Technology Officer and a member of Upstart’s board of directors, in February 2022 under Upstart’s 2020 Equity Incentive Plan.

At the time the Performance Award was granted, it was intended to be Mr. Gu’s primary compensation through calendar year 2029 so that, in connection with the grant of the Performance Award, Mr. Gu’s cash compensation was limited to the amount necessary to allow him to participate in the broad-based employee benefits generally applicable at Upstart. In reaching its decision to cancel the Performance Award, the Compensation Committee extensively considered the purpose of the Performance Award and determined that it no longer provided the intended retention and incentive value to Mr. Gu. After considering various alternatives and the pros and cons of such alternatives and consulting with its external advisors, the Compensation Committee believed it was in the best interest of the Company and its stockholders to cancel the Performance Award in exchange for the reinstatement of Mr. Gu’s cash compensation, including an annual salary of $425,000 and Mr. Gu’s eligibility to participate in Upstart’s 2023 Executive Bonus Plan with an annual target bonus opportunity equal to 75% of Mr. Gu’s annual salary.

Mr. Gu has agreed to the cancellation of the Performance Award and the reinstatement of his cash compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Upstart Holdings, Inc.
Dated: March 2, 2023	By:	/s/ Scott Darling
Scott Darling
Chief Legal Officer